                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):          March 2, 2001
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                      BANC ONE AUTO GRANTOR TRUST 1997-B
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                   (Issuer with respect to the Certificates)


                        BANK ONE, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)


                                 United States
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        (State or other jurisdiction of incorporation or organization)


          333-38681                                36-0899825
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  (Commission File Number)              (IRS Employer Identification Number)



1 Bank One Plaza, Chicago, Illinois                                 60670
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(Address of principal executive offices)  (Zip Code)


                  (312)732-4000
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Registrant's telephone number, including area code

Item 4.   Changes in Registrant's Certifying Accountant

Explanatory Note: This Form 8-K/A amends the Registrant's Form 8-K, dated March 2, 2001, to reflect the fact that, as anticipated, Arthur Andersen LLP has issued its reports on the Banc One Auto Grantor Trust 1997-B for the year ended December 31, 2000 in conjunction with the March 23, 2001 filing of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(a) On February 23, 2001, BANK ONE CORPORATION ("BANK ONE"), the parent corporation for Bank One, National Association (the "Bank"), decided to no longer engage Arthur Andersen LLP ("AA") as its principal accountant and selected KPMG LLP ("KPMG") to serve as its principal accountant for 2001. The change in accountants was recommended by the Audit and Risk Management Committee of BANK ONE's Board of Directors and approved by the Board on February 23, 2001. The Bank, in its capacity as servicer of the Banc One Auto Grantor Trust 1997-B (the "Trust"), has also changed the independent accountants for the Trust during 2001 from AA to KPMG. The sole reason for the change of the independent accountants for the Trust will be to align the independent accountants of the Trust with those of BANK ONE.

     The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining, in accordance with standards established by the American Institute of Certified Public Accountants, the assertion of the Servicer that it has complied with certain covenants and conditions set forth in the Pooling and Servicing Agreement for the Trust. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of AA with respect to the Trust for the prior two years ended December 31, 1999 and December 31, 2000 did not state that (x) the assertion of the Servicer in clause (i) above was not fairly stated, in all material respects. In addition, there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between AA and the Bank, in its capacity as servicer of the Trust, in connection with such reports and there have been no such disagreements (as defined in the instructions to Item 304 of Regulation S-K) between AA and the Bank, in its capacity as servicer of the Trust, during the period from December 31, 1999 through the date of this filing.

     The Bank has provided a copy of the foregoing statements to AA. A letter from AA to the Commission stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K/A.

(b) Effective February 23, 2001, the Bank has engaged KPMG as its principal accountants for 2001. During 1999 and 2000, and during the portion of 2001 preceding the Board's decision, the Bank, in its capacity as servicer of the Trust, did not consult KPMG in any matter with respect to the Trust or any matter that was the subject of a disagreement with AA.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(16.01)   Letter regarding Change in Certifying Accountant

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1997-B

                                   By:   Bank One, National Association, as
                                           Servicer on behalf of the Trust


                                   By:  /s/  Tracie H. Klein
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                                   Name:  Tracie H. Klein
                                   Title: Vice President


Date:  April 9, 2001
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                                 EXHIBIT INDEX


Exhibit No.         Description                                    Page No.

   16.01       Letter regarding Change in Certifying Accountant       5